                         VARIABLE PRODUCTS SERIES FUND
 AllianceBernstein Variable Products Series Fund, Inc.
 Class B Prospectus


AllianceBernstein VPS

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                                        Balanced Wealth Strategy Portfolio


 This Prospectus describes the Portfolio that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                  [LOGO]

                                       ALLIANCEBERNSTEIN

                                          Investments




                                                                     Prospectus
                                                                    May 1, 2006

Investment Products Offered
(right triangle) Are Not FDIC Insured
(right triangle) May Lose Value
(right triangle) Are Not Bank Guaranteed

TABLE OF CONTENTS
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                                                       Page

SUMMARY INFORMATION...................................   4

RISKS SUMMARY.........................................   8

FEES AND EXPENSES OF THE PORTFOLIO....................   9

INVESTING IN THE PORTFOLIO............................  10
How to Buy and Sell Shares............................  10
Distribution Arrangements.............................  10
Payments to Financial Intermediaries..................  10
Frequent Purchases and Redemptions of Portfolio Shares  11
How the Portfolio Values Its Shares...................  12

                                             Page

MORE INFORMATION ABOUT THE PORTFOLIO AND ITS
  INVESTMENTS...............................  13

MANAGEMENT OF THE PORTFOLIO.................  18

DIVIDENDS, DISTRIBUTIONS AND TAXES..........  24

GLOSSARY OF INVESTMENT TERMS................  24

FINANCIAL HIGHLIGHTS........................  25

APPENDIX A--HYPOTHETICAL INVESTMENT AND
  EXPENSE INFORMATION.......................  26

SUMMARY INFORMATION
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This Prospectus begins with a summary of key information about the AllianceBernstein(R) Variable Products Series (VPS) Fund--AllianceBernstein VPS Balanced Wealth Strategy Portfolio. The Summary describes the Portfolio's objectives, investment strategies, principal risks, and fees. You will find additional information about the Portfolio and its investments beginning on page 13.

PERFORMANCE INFORMATION
This Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

.. how the Portfolio's average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index; and

..  how the Portfolio's performance changed over the life of the Portfolio.

                                  PLEASE NOTE

  The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

  As with all investments, you may lose money by investing in the Portfolio.

RISK

                            WHY IS RISK IMPORTANT?

  You should consider risk carefully when investing in the Portfolio. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments would typically have a lower return than a riskier investment. In other words, you should get a higher return if your investments have more risk.

  We have included a graphic for the Portfolio that shows the Portfolio's risk profile as compared to our other Portfolios. The bar chart for the Portfolio also gives an indication of the Portfolio's overall risk. A Portfolio whose performance as reflected in the bars does not vary significantly from year-to-year is a lower-risk investment. Conversely, a Portfolio with a higher variability of returns is a riskier investment.

This summary lists the principal risks for the Portfolio followed by an explanation of these risks. Generally, the Portfolio has broad risks that apply to all funds, such as market risk, as well as specific risks of investing in particular types of securities, such as interest rate risk, credit risk, foreign (non-U.S.) securities risk, currency risk and the risks of allocation between investment styles. The risks of the Portfolio may be increased by the use of derivatives, such as futures, options and swaps.

                             WHAT IS MARKET RISK?

  Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the securities owned by the Portfolio. The value of securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, home sales and mortgage rates, or corporate earnings.

General

.. The Fund's investment adviser is AllianceBernstein L.P., or the Adviser, a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 120 mutual funds.

.. References to "net assets" mean the assets of the Portfolio after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflects the value of the Portfolio's investments.

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AllianceBernstein VPS Balanced Wealth Strategy Portfolio
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OBJECTIVE AND PRINCIPAL STRATEGIES:
The Portfolio's investment objective is to maximize total return consistent with the Adviser's determination of reasonable risk.

The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile. Investments in real estate investment trusts or REITs are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the Portfolio.

The Portfolio's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Portfolio, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Adviser's targeted blend for the non-REIT portion of the Portfolio's equity component is an equal weighting of growth and value stocks. The Adviser will also allow the relative weightings of the growth and value subcomponents to vary in response to markets, but ordinarily only by (+/-)5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio's equity component toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring one investment style are compelling, the range may expand to 10% of the Portfolio.

In addition to blending growth and value styles, the Adviser blends each style-based portion of the Portfolio's equity component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will also allow the relative weightings of these geographical subcomponents to vary in response to markets, but ordinarily only by (+/-)5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, such as when the Adviser believes that conditions favoring U.S. or non-U.S. issuers are compelling, the range may expand to 10% of the Portfolio.

The Adviser selects the Portfolio's growth stocks using its growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. issuers. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Adviser selects the Portfolio's value stocks using its fundamental value investment discipline. In selecting stocks, each of the Adviser's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser's large internal value research staff, which follows over 1,500 U.S. and non-U.S. issuers. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

The Adviser's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. The Adviser identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

Normally, the Portfolio targets a 60% weighting for equity securities and a 40% weighting for debt securities. The Adviser will allow the relative weightings of the Portfolio's debt and equity components to vary in response to markets, but ordinarily only by (+/-)5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, such as when the Adviser believes that conditions favoring one investment style are compelling, the ranges may expand to 10% of the Portfolio.

In selecting fixed-income investments for the Portfolio, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation indexed bonds). In selecting debt securities for the Portfolio, these fixed-income investment teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Portfolio's debt securities will primarily be investment grade debt securities (including cash and money market instruments), but may also include preferred stock and, when the Adviser believes that conditions favoring them are compelling, lower-rated securities ("junk bonds"). The Portfolio will not invest more than 25% of its net assets in securities rated at the time of purchase below investment grade, that is, securities rated BB or lower by S&P or Ba or lower by Moody's, or in unrated securities deemed to be of comparable quality at the time of purchase by the Adviser.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Portfolio may invest in convertible securities, enter into repurchase agreements and forward commitments, and make short sales of securities or maintain a short position.

PRINCIPAL RISKS:

..Market Risk          .Currency Risk
..Interest Rate Risk   .Allocation Risk
..Credit Risk          .Management Risk
..Foreign Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
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Average Annual Total Returns
(For the periods ended December 31, 2005)
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                                              Since
                                     1 Year Inception*
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Portfolio                            7.01%    9.23%
------------------------------------ ------ ----------
S&P 500 Stock Index                  4.91%    8.91%
------------------------------------ ------ ----------
Lehman Brothers U.S. Aggregate Index 2.43%    4.24%
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60% S&P 500 Stock Index/40% Lehman
Brothers U.S. Aggregate Index        3.92%    7.04%
------------------------------------ ------ ----------

* Since Inception return information is from July 1, 2004.

BAR CHART
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                                    [CHART]

96      n/a
97      n/a
98      n/a
99      n/a
00      n/a
01      n/a
02      n/a
03      n/a
04      n/a
05      7.0


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 4.24%, 3rd quarter, 2005; and Worst quarter was down -2.91%, 1st quarter, 2005.

RISKS SUMMARY
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In this Summary, we describe principal and other risks that may affect the Portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Portfolio and Its Investments."

MARKET RISK
This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter- or longer-term periods.

INTEREST RATE RISK
Changes in interest rates will affect the yield and value of the Portfolio's investments in fixed-income securities. When interest rates rise, the value of the Portfolio's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for investments in fixed-income securities with longer maturities or durations.

CREDIT RISK
This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

FOREIGN (NON-U.S.) RISK
The Portfolio's investments in non-U.S. securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. Foreign companies usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. These risks are heightened for emerging market countries because there may be more economic, political and social instability, and investments in companies in emerging markets may have more risk because these securities may be more volatile and less liquid. To the extent the Portfolio invests in a particular country or geographic region, the Portfolio may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

CURRENCY RISK
This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign (non-U.S.) currencies may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio.

ALLOCATION RISK
Because the Portfolio pursues the objective of a portfolio balanced primarily between equity and debt securities but also balanced between growth and value equity styles, and between U.S. and non-U.S. securities, it has the risk that the allocation of these investments may have a more significant effect on the Portfolio's net asset value when one of these asset classes is performing more poorly than the other.

MANAGEMENT RISK
The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

FEES AND EXPENSES OF THE PORTFOLIO
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                WHY ARE PORTFOLIO FEES AND EXPENSES IMPORTANT?

      Fees and expenses reduce the investment performance of the Portfolio. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other portfolios. You pay fees and expenses indirectly because they are deducted from the Portfolio's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees and operating expenses.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLE

The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

The Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example does not give effect to any separate account or contract level fees that might be paid by a Contractholder. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same, and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Example would be:

                              Operating Expenses
        ---------------------------------------------------------------
        AllianceBernstein VPS Balanced Wealth Strategy Portfolio
                 Management Fees                                  .55%
                 Distribution (12b-1) Fees                        .25%
                 Other Expenses                                   .97%
                                                                 ----
                 Total Portfolio Operating Expenses              1.77%
                                                                 ====
                Waiver and/or Expense Reimbursement (a)          (.32)%
                                                                 ----
                 Net Expenses                                    1.45%
                                                                 ====

         Example
-------------------------
After 1 year       $  148
After 3 years (b)  $  526
After 5 years (b)  $  929
After 10 years (b) $2,057

(a)Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses. This waiver extends through the current fiscal year and may be extended by the Adviser for additional one-year terms.
(b)The example assumes that the Adviser's agreement to waive management fees and/or bear the Portfolio's expenses is not extended beyond its initial period.

INVESTING IN THE PORTFOLIO
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HOW TO BUY AND SELL SHARES
The Portfolio offers its shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares. AllianceBernstein Investments, Inc. ("ABI") may from time to time receive payments from Insurers in connection with the sale of the Portfolio's shares through the Insurer's separate accounts.

The Insurers maintain omnibus account arrangements with the Fund in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices."

ABI may refuse any order to purchase shares. The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

DISTRIBUTION ARRANGEMENTS
The Portfolio has adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of this fee for the Class B shares of the Portfolio is .25% of the aggregate average daily net assets. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries, such as the Insurers, market and sell shares of the Portfolio and typically receive compensation for selling shares of the Portfolio. This compensation is paid from various sources, including the Portfolio.

Insurers or your financial intermediary receive compensation from the Portfolio, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  -12b-1 fees;
  -defrayal of costs for educational seminars and training;
  -additional distribution support; and
  -payments related to providing Contractholder recordkeeping and/or administrative services.

In the case of Class B shares, up to 100% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to the financial intermediary that sells Class B shares.

ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform record-keeping and administrative services in connection with the Portfolio. Such payments will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the Insurer.

Other Payments for Educational Support and Distribution Assistance
In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolio. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolio for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2006, ABI's additional payments to these firms for educational support and distribution assistance related to the Portfolios is expected to be approximately $150,000. In 2005, ABI paid additional payments of approximately $125,000 for the Portfolios.

If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Portfolio, the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

As of the date of this Prospectus, ABI anticipates that the Insurers that will receive additional payments for educational support include:

  AIG SunAmerica
  Allstate Financial
  Smith Barney Citigroup
  Lincoln Financial Group
  Merrill Lynch

Although the Portfolio may use brokers and dealers who sell shares of the Portfolio to effect portfolio transactions, the Portfolio does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are described below. The Portfolio reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of the Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of the Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of shares of the Portfolio may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Portfolio may incur increased expenses if one or more Contractholders engage in excessive or short-term trading. For example, the Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect the Portfolio's performance.

Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Portfolio has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, the Portfolio expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder's ability to engage in time zone arbitrage to the detriment of other Contractholders.

Contractholders engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. If the Portfolio invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, it has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). A Portfolio may be adversely affected by price arbitrage, in particular, to the extent that it significantly invests in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolio should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolio. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  Transaction Surveillance Procedures. The Fund, through its agents, ABI and
   AllianceBernstein Investor Services, Inc. ("ABIS"), maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurer's omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurer's omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer's omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. If an Insurer does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the Insurer and request that the Insurer review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of shares of the Portfolio. The Fund will continue to monitor the turnover attributable to an Insurer's omnibus account and may consider whether to terminate the relationship if the Insurer does not demonstrate that appropriate action has been taken.

Risks to Contractholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A Contractholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in shares of the Portfolio that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or ABIS Contractholders' transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of the Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time.

HOW THE PORTFOLIO VALUES ITS SHARES
The Portfolio's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolio may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board of Directors has delegated responsibility for valuing the Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Portfolio.

MORE INFORMATION ABOUT THE PORTFOLIO AND ITS INVESTMENTS
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This section of the Prospectus provides additional information about the Portfolio's investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of the Portfolio's investment practices and additional descriptions of the Portfolio's strategies, investments, and risks can be found in the Fund's SAI.

Derivatives
The Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

The Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Portfolio may use the following types of derivatives.

.. Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Portfolio's investments in forward contracts include the following:

  --Forward Currency Exchange Contracts. The Portfolio may purchase or sell currency exchange contracts to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolio may enter into a forward contract as transaction hedge (to "lock in" the U.S. dollar price of a non-U.S. dollar security), as position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise.

.. Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same
   (in the case of a put option). If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the

 Portfolio. The Portfolio's investments include the following:

  --Options on Foreign Currencies. The Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

  --Options on Securities. The Portfolio may purchase or write a put or call option on securities. The Portfolio will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Portfolio does not exercise an option, the premium it paid for the option will be lost. Normally, the Portfolio will write only "covered" options, which means writing an option for securities the Portfolio owns, but may write an uncovered call option for cross-hedging purposes.

  --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The Portfolio's investments in swap transactions include the following:

  --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. The value of the reference obligation received by the Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

  Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

  --Currency Swaps. Currency swaps involve the individually negotiated exchange by the Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

  --Interest Rate Swaps, Caps, and Floors. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

  Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of the Portfolio's portfolio or to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. These transactions do not involve the delivery of securities or other underlying assets or principal.

  Unless there is a counterparty default, the risk of loss to the Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

  --Swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Convertible Securities
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Forward Commitments
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

The Portfolio may invest in TBA-mortgage-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by GNMA, FNMA or FHLMC are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices.

Illiquid Securities
Under current SEC Guidelines, the Portfolio limits its investments in illiquid securities to 15% of its net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the Portfolio has valued the securities. The Portfolio invests in illiquid securities and it may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other Investment Companies
Subject to the restrictions and limitations of the 1940 Act, the Portfolio may invest in other investment companies whose investment objectives and policies are substantially similar to those of the Portfolio. If the Portfolio acquires shares in investment companies, shareholders would bear indirectly, the expenses of such investment companies (including management and advisory fees), which are in addition to the Portfolio's expenses. The Portfolio may also invest in exchange traded portfolios, subject to the restrictions and limitations of the 1940 Act.

Loans of Portfolio Securities
For the purposes of achieving income, the Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Mortgage-Related and Other Asset-Backed Securities
The Portfolio may invest in mortgage-related or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property.

The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities.

The Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Portfolio may invest in other asset-backed securities that have been offered to investors.

REITS
Investing in Real Estate Investment Trusts ("REITs") involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

Repurchase Agreements
The Portfolio may enter into repurchase agreements in which the Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Portfolio at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Rights and Warrants
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales
The Portfolio may make short sales a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that the Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Foreign (Non-U.S.) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. The Portfolio that invests in foreign fixed-income securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlements may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on the Portfolio's investments. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Foreign (Non-U.S.) Currencies
The Portfolio invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Fixed-Income Securities
The value of the Portfolio's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of these securities will generally rise. Conversely, during periods of rising interest rates, the values of these securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

Investment in Below Investment Grade Fixed-Income Securities
Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Unrated Securities
The Portfolio may invest in unrated securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities that are consistent with the Portfolio's objective and policies.

U.S. and Foreign Taxes
The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Future Developments
The Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

Changes in Investment Objectives and Policies
The Portfolio's Board of Directors may change the Portfolio's investment objective without shareholder approval. The Portfolio will provide shareholders with 60 days' prior written notice of any change to the Portfolio's investment objective. Unless otherwise noted, all other investment policies of the Portfolio may be changed without shareholder approval.

General
The successful use of the investment practices described above draws upon the Adviser's special skills and experience and usually depends on the Adviser's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Portfolio Turnover
The portfolio turnover rate for the Portfolio is included in the Financial Highlights section. Generally, the Portfolio is actively managed and the Portfolio's portfolio turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Portfolio and its shareholders.

Temporary Defensive Position
For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, the Portfolio may invest in certain types of short-term, liquid, investment grade or high quality debt securities. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objectives.

Portfolio Holdings
The Adviser publishes a complete schedule of the portfolio holdings for the Portfolio quarterly at www.AllianceBernstein.com (click on the U.S. Investor link and then on the Pricing & Performance quick link to select the Underlying Portfolio). The Adviser posts the schedule on the website as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. In addition, the Adviser may post information about the number of securities the Portfolio holds, a summary of the Portfolio's top ten holdings (including name and the percentage of the Portfolio's assets invested in each holding), and a percentage breakdown of the Portfolio's investments by country, sector and industry, as applicable. The Portfolio's SAI includes a description of the policies and procedures that apply to disclosure of the Portfolio's portfolio holdings.

MANAGEMENT OF THE PORTFOLIO
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INVESTMENT ADVISER
The Portfolio's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of December 31, 2005, totaling approximately $579 billion (of which approximately $75 billion represented assets of investment companies). As of December 31, 2005, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 37 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies world-wide. The 43 registered investment companies, managed by the Adviser, comprising 120 separate investment portfolios, currently have approximately 4.1 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolio. For these advisory services, for the fiscal year ended December 31, 2005, the Portfolio paid the Adviser as a percentage of average daily net assets .23%, net of waivers and/or reimbursements in effect during the Portfolio's fiscal year ended December 31, 2005. Absent fee waivers and/or reimbursements, the fee paid to the Adviser by the Portfolio as a percentage of daily net assets would have been .55%.

A discussion regarding the basis for the Board of Directors' approval of the Portfolio's investment advisory agreement is available in the Portfolio's annual report to shareholders for the fiscal year ended indicated above.

The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolio. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolio. When two or more of the clients of the Adviser (including the Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of and investment decisions for the Portfolio's portfolio are made by the Adviser's Blend Investment Policy Team. The Blend Investment Policy Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Portfolio's portfolio.

The following table lists the persons within the Blend Investment Policy Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the year that each person assumed joint and primary responsibility for the Portfolio, and each person's principal occupation during the past five years:

                                       Principal Occupation During the
       Employee; Year; Title                 Past Five (5) Years
       ---------------------         -----------------------------------
Drew Demakis; since inception;       Senior Vice President of the
Senior Vice President of the Adviser Adviser with which he has been associated in a similar capacity to
                                     his current position since prior to
                                     2001.

Thomas J. Fontaine; since inception; Vice President of the Adviser with
Vice President of the Adviser        which he has been associated in
                                     a similar capacity to his current
                                     position since prior to 2001.

                                       Principal Occupation During the
       Employee; Year; Title                 Past Five (5) Years
       ---------------------         -----------------------------------
Joshua Lisser; since inception;      Senior Vice President of the
Senior Vice President of the Adviser Adviser with which he has been associated in a similar capacity to
                                     his current position since prior to
                                     2001.

Seth Masters; since inception;       Executive Vice President of the
Executive Vice President of the      Adviser with which he has been
Adviser                              associated in a similar capacity to
                                     his current position since prior to
                                     2001.

Christopher Nikolich; since          Vice President of the Adviser with
inception; Vice President of the     which he has been associated in
Adviser                              a similar capacity to his current
                                     position since prior to 2001.

Additional information about the Portfolio Managers may be found in the Fund's SAI.

Performance of Equity and Fixed Income Investment Teams
Although the Portfolio itself has limited performance history, certain of the investment teams employed by the Adviser in managing the Portfolio have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Equity and Fixed Income Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the Portfolio they manage. The Equity and Fixed Income Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Internal Revenue Code to which the Portfolio, as a registered investment company, is subject and which, if applicable to the Equity and Fixed Income Historical Accounts, may have adversely affected the performance of the Equity and Fixed Income Historical Accounts.

Set forth below is performance data provided by the Adviser relating to the Equity and Fixed Income Historical Accounts managed by investment teams that manage the Portfolio's assets. Performance data is shown for the period during which the relevant investment team of the Adviser or its Bernstein unit managed the Equity and Fixed Income Historical Accounts through June 30, 2005. The aggregate assets for the Equity and Fixed Income Historical Accounts managed by each investment team as of June 30, 2005 are also shown. Each of an investment team's Equity and Fixed Income Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Equity and Fixed Income Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the Portfolio, which may be higher than the fees imposed on the Equity and Fixed Income Historical Accounts, and will reduce the returns of the Portfolio. Expenses associated with the distribution of Class B shares of the Portfolio in accordance with the plan adopted by the Directors of the Portfolio under Commission Rule 12b-1 are also excluded. The data has not been adjusted to reflect the fees imposed by insurance company separate accounts in connection with variable products that invest in the Portfolio. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Equity and Fixed Income Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for US Large Cap Value, International Large Cap Value and International Large Cap Growth accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Equity and Fixed Income Historical Accounts may produce different results, and the results for different periods may vary.

The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on a "non-linear probability" method to assign stocks to the growth and value style indexes. The term "probability" is used to indicate the degree of certainty that a stock is value or growth based on its relative book-to-price ratio and I/B/E/S forecast long-term growth mean. The Russell 1000 Growth index is designed to include those Russell 1000 securities higher price-to-book ratios and higher forecasted growth values. In contrast, the Russell 1000 Value index is designed to include those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE(R) Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. As of May 2005 the MSCI, EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of the close of May 30, 2003, MSCI implemented an enhanced methodology for its Value ("MSCI EAFE Value") and Growth ("MSCI EAFE Growth") Indices, adopting a two dimensional framework for style segmentation in which value and growth securities are categorized using different attributes--three for value and five for growth including forward looking variables. Prior to May 30, 2003, all securities were classified as either "value" securities (low P/BV securities) or "growth" securities (high P/BV securities), relative to each MSCI country index.

The Lehman Brothers Aggregate Bond Index is composed of the Mortgage-Backed Securities Index, the Asset-Backed Securities Index and the
Government/Corporate Bond Index. It is a broad measure of the performance of taxable bonds in the US market, with maturities of at least one year.

The FTSE EPRA/NAREIT Global Real Estate Index is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Equity and Fixed Income Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Portfolio managed by that investment team relative to the index would be reduced by the Portfolio's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Portfolio's shareholders of sales charges and income taxes.

The performance data on the following page is provided solely to illustrate each investment team's performance in managing the Equity and Fixed Income Historical Accounts as measured against certain broad based market indices. The performance of the Portfolio will be affected both by the performance of each investment team managing a portion of the Portfolio's assets and by the Adviser's allocation of the Portfolio's portfolio among its various investment teams. If some or all of the investment teams employed by the Adviser in managing the Portfolio were to perform relatively poorly, and/or if the Adviser were to allocate more of the Portfolio's portfolio to relatively poorly performing investment teams, the performance of the Portfolio would suffer. Investors should not rely on the performance data of the Equity and Fixed Income Historical Accounts as an indication of future performance of all or any portion of the Portfolio.

                  EQUITY AND FIXED INCOME HISTORICAL ACCOUNTS
                            Net of fees performance
    For periods ended December 31, 2005, with their Aggregate Assets as of
                               December 31, 2005

                                  Assets                                        Since   Inception
Investment Teams & Benchmarks  (in millions) 1 Year 3 Years 5 Years  10 Years Inception   Dates
-----------------------------  ------------- ------ ------- -------  -------- --------- ---------
Equity
-------------------------------------------------------------------------------------------------
US Large Cap Growth              $21,568.2   15.94% 15.71%   (2.19)%  9.47%    15.10%*  12/31/77
  Russell 1000 Growth                         5.26% 13.23%   (3.58)%  6.73%      N/A
-------------------------------------------------------------------------------------------------
US Large Cap Value               $20,124.5    6.24% 16.73%    7.63%    N/A      7.89%    3/31/99
  Russell 1000 Value                          7.05% 17.49%    5.28%    N/A      5.82%
-------------------------------------------------------------------------------------------------
International Large Cap Growth   $ 6,095.7   14.58% 20.92%    4.15%   6.86%     7.84%   12/31/90
  MSCI EAFE Growth                           13.28% 20.19%    1.92%   3.33%     4.75%
-------------------------------------------------------------------------------------------------
International Large Cap Value    $ 2,392.5   17.60% 28.13%     N/A     N/A     16.32%    3/31/01
  MSCI EAFE Value                            13.80% 27.15%     N/A     N/A     10.14%
-------------------------------------------------------------------------------------------------
Global Real Estate               $   611.7   11.37%  N/A       N/A     N/A     27.51%    9/30/03
  FTSE EPRA/NAREIT Index                     15.35%  N/A       N/A     N/A     29.21%
-------------------------------------------------------------------------------------------------
Fixed Income
-------------------------------------------------------------------------------------------------
Intermediate Duration Bonds      $   786.4    2.38%  3.69%    5.63%   5.81%     7.21%   12/31/86
  Lehman Aggregate Bond                       2.43%  3.62%    5.87%   6.16%     7.51%
-------------------------------------------------------------------------------------------------

* The inception date for the Russell 1000 Growth Index was December 31, 1978; the total returns for the US Large Cap Growth Strategy and that benchmark for that date through 12/31/05 were 15.17% and 11.99%, respectively.

LEGAL PROCEEDINGS
As has been previously reported in the press, the Staff of the Securities and Exchange Commission (the "Commission") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i)The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of the advisory fee it receives for managing the AllianceBernstein Variable Products Series Fund. On September 7, 2004, the Fund's advisory agreement was amended to reflect the reduced advisory fee.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations. In addition, the Independent Directors of the Fund (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation ("AB Corp."); AXA Financial, Inc.; the AllianceBernstein Mutual Funds; certain officers of the Adviser ("Alliance defendants"); and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). All of the actions removed to federal court were also transferred to the Mutual Fund MDL. The plaintiffs in the removed actions have since moved for a remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund directors on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Holding and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against the Adviser, Holding, AB Corp., AXA Financial, Inc., ABI, certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein Mutual Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On
January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of shares of the AllianceBernstein Mutual Funds or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Variable Products Series Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid. Non-U.S. investors may not be able to credit or deduct such foreign taxes.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

Duration As a technical matter, duration is a measure that relates the price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal payments. Duration is always less than or equal to full maturity. As a practical matter, duration may be used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates, and may have more risk, than a portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Fixed-income securities are investments, such as bonds or other debt securities or preferred stocks that pay a fixed rate of return.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial results for a single share of a class of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns in the table do not take into account separate account charges. If separate account charges were included, an investor's returns would have been lower. This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for the Portfolio, whose report, along with the Portfolio's financial statements, are included in the Portfolio's Annual Report, which is available upon request.

                                  AllianceBernstein Balanced Wealth Strategy Portfolio
                                                                                                             July 1,
                                                                                               Year Ended   2004(c) to
                                                                                              December 31, December 31,
                                                                                                  2005         2004
                                                                                              ------------ ------------
Net asset value, beginning of period.........................................................   $ 10.67      $ 10.00
                                                                                                -------      -------

Income From Investment Operations
Net investment income (loss) (a)(b)..........................................................       .15          .06
Net realized and unrealized gain on investment transactions and foreign currency transactions       .60          .61
                                                                                                -------      -------
Net increase in net asset value from operations..............................................       .75          .67
                                                                                                -------      -------
Less: Dividends and Distributions
Dividends from net investment income.........................................................      (.05)         -0-
Distributions from net realized gain on investment and foreign currency transactions.........      (.03)         -0-
                                                                                                -------      -------
Total dividends and distributions............................................................      (.08)         -0-
                                                                                                -------      -------
Net asset value, end of period...............................................................    $ 11.34..     $ 10.67..
                                                                                                =======      =======
Total Return
Total investment return based on net asset value (d).........................................      7.01%..       6.70%..

Ratios/Supplemental Data
Net assets, end of period (000's omitted)....................................................    $64,325..     $17,866..
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements................................................      1.45%        1.45%(e)
  Expenses, before waivers and reimbursements................................................      1.77%        3.34%(e)
  Net investment income (loss) (a)...........................................................      1.31%        1.49%(e)
Portfolio turnover rate......................................................................       139%..         44%..

-------------------
Footnotes:

(a)Net of expenses reimbursed or waived by the Adviser.
(b)Based on average shares outstanding.
(c)Commencement of operations.
(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.
(e)Annualized.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The settlement agreement between the Adviser and the NYAG requires the Fund to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolio" in this Prospectus about the effect of the Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class B shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Fees and Expenses of the Portfolio." There are additional fees and expenses associated with variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly affect expenses. These fees and expenses are not reflected in the following expense information. Your actual expenses may be higher or lower.

              AllianceBernstein Balanced Wealth Strategy Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  500.00    $10,500.00    $  152.25    $10,347.75
  2            10,347.75      517.39     10,865.14       192.31     10,672.82
  3            10,672.82      533.64     11,206.47       198.35     11,008.11
  4            11,008.11      550.41     11,558.52       204.59     11,353.93
  5            11,353.93      567.70     11,921.63       211.01     11,710.61
  6            11,710.61      585.53     12,296.15       217.64     12,078.50
  7            12,078.50      603.93     12,682.43       224.48     12,457.95
  8            12,457.95      622.90     13,080.85       231.53     12,849.32
  9            12,849.32      642.47     13,491.78       238.80     13,252.98
  10           13,252.98      662.65     13,915.63       246.31     13,669.32
  ----------------------------------------------------------------------------
  Cumulative               $5,786.60                  $2,117.82

* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Portfolio's operating expenses as reflected under "Fees and Expenses of the Portfolio" before waiver.

For more information about the Portfolio, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Contractholders
The Portfolio's annual and semi-annual reports to Contractholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

..  Statement of Additional Information (SAI)
The Fund has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Fund's SAI and the independent registered public accounting firm's report and financial statements in the Portfolio's most recent annual report to Contractholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolio, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:  AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information: (800) 221-5672
          For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102.

You also may find these documents and more information about the Adviser and the Portfolios on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-05398

  Privacy Notice
  (This information is not part of the Prospectus.)

  AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and
  (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

  It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.